SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE INCOME FUNDS

Wells Fargo Advantage Emerging Markets Local Bond Fund

Wells Fargo Advantage International Bond Fund

(each, a “Fund” and together, the “Funds”)

Effective immediately, the first paragraph of the section entitled “Distributions” in the Funds’ prospectuses is replaced with the following:

“The Emerging Markets Local Bond Fund generally distributes net investment income, if any, monthly and the International Bond Fund generally distributes net investment income, if any, quarterly. The amount distributed in any given period may be less than the amount earned in that period or more than the amount earned in that period if it includes amounts earned in a previous period but retained for later distribution. The Funds generally distribute net capital gains, if any, at least annually.”

March 21, 2013                                                                                                                                   IFR033/P1001DS